Exhibit 10.2
AMENDMENT NO. 1 TO STOCKHOLDERS’ AGREEMENT
This Amendment No. 1 (“Amendment No. 1”) to the Stockholders’ Agreement is made and effective as of the 6th day of April, 2011 (“Amendment Effective Date”) among Idenix Pharmaceuticals, Inc., with offices at 60 Hampshire Street, Cambridge Massachusetts 02139, USA (“Idenix US”), Novartis Pharma AG with offices at Forum 1, Novartis Campus, 4056 Basel, Switzerland (“Novartis”) and those other parties set forth on Exhibit A to the Stockholders’ Agreement.
INTRODUCTION
A. Idenix US, Novartis and certain of the stockholders of Idenix US entered into an Amended and Restated Stockholders’ Agreement dated as of July 27, 2004 (“Stockholders’ Agreement”).
B. The parties wish to amend the Stockholders’ Agreement as more fully set forth herein.
NOW THEREFORE for and in consideration of the mutual covenants contained in this Amendment No. 1, the parties agree:
1. Amendment. Unless otherwise defined or amended by the terms of this Amendment No. 1, all initial capitalized defined terms used have the meanings as defined in the Stockholders’ Agreement.
Section 3.1(e) of the Stockholders’ Agreement is amended by deleting and restating such paragraph as follows:
(e) The Company shall use reasonable best efforts to nominate for election as a director at least one Novartis designee so long as Novartis and its Affiliates own 19.4% or more of the Voting Stock and at least two Novartis designees so long as Novartis and its Affiliates own 30% or more of the Voting Stock (each such designee, a “Novartis Director”).
2. Status. This Amendment No. 1 amends and supplements the Stockholders’ Agreement. Except as otherwise provided for herein, the Stockholders’ Agreement remains in full force and effect unaffected hereby. This Amendment No. 1 shall be deemed incorporated into and become a part of the Stockholders’ Agreement and shall be subject to its terms.

EXECUTION The parties have caused this Amendment No. 1 to be duly executed by their authorized representatives, as of the date first written above.

IDENIX PHARMACEUTICALS, INC.
By:	/s/ Maria Stahl
	Name:	Maria Stahl
	Title:	SVP, General Counsel

NOVARTIS PHARMA AG
By:	/s/ Tony Rosenberg
	Name:	Tony Rosenberg
	Title:	Head Partnering & Emerging Businessess

By:	/s/ Matt Owens
	Name:	Matt Owens
	Title:	Senior Legal Counsel
[NOTE: SIGNATURE OF OTHER STOCKHOLDERS ON FILE WITH THE COMPANY]